UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811-08039

Third Avenue Trust

(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: October 31, 2016

Date of reporting period: January 31, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Trust’s schedule of investments is as follows:

Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

Third Avenue International Value Fund

Third Avenue Focused Credit Fund

FIRST QUARTER REPORT

JANUARY 31, 2016

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Funds (the “Funds”) respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds’ affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies relating to their voting securities to the Funds’ investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov, and (iii) on the Funds’ website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust

Third Avenue Value Fund
Portfolio of Investments

at January 31, 2016 (Unaudited)

Principal Amount ($)	Security†	Value (Note 1)

Corporate Bonds & Notes - 1.46%
	Consumer Products - 1.08%
22,814,735	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 3/20/17 (a)(b)(c)(d)	$13,531,419
	Oil & Gas Production & Services - 0.38%
28,717,000	BreitBurn Energy Partners L.P./ BreitBurn Finance Corp., 7.875%, due 4/15/22	4,810,098
	Total Corporate Bonds & Notes (Cost $41,821,817)	18,341,517

Shares

Common Stocks & Warrants - 94.21%
	Agricultural Equipment - 3.43%
882,413	AGCO Corp.	43,035,282
	Asset Management - 9.47%
2,179,613	Bank of New York Mellon Corp. (The)	78,945,583
1,329,056	Brookfield Asset Management, Inc., Class A (Canada)	39,818,518
		118,764,101
	Automotive - 4.84%
1,298,800	General Motors Co.	38,496,432
441,593	Toyota Industries Corp. (Japan)	22,163,662
		60,660,094
	Banks - 10.05%
1,757,349	Comerica, Inc.	60,277,071
1,275,198	KeyCorp	14,231,209
595,800	PNC Financial Services Group, Inc. (The)	51,626,070
		126,134,350
	Consumer Products - 6.89%
229,973	Harman International Industries, Inc.	17,107,691
526,368	Home Products International, Inc. (a)(c)(d)(e)	—
6,398,304	Kingfisher PLC (United Kingdom)	29,941,729
1,490,930	Masco Corp.	39,345,643
		86,395,063
	Diversified Holding Companies - 8.82%
3,711,500	CK Hutchison Holdings, Ltd. (Hong Kong)	46,374,069
938,961	Investor AB, Class B (Sweden)	31,452,782
311,688	Pargesa Holding S.A. (Switzerland)	18,165,463
3,824,000	Wheelock & Co., Ltd. (Hong Kong)	14,640,067
		110,632,381
	Electronic Components - 2.13%
540,900	Anixter International, Inc. (e)	26,742,096
	Financial Insurance - 0.03%
37	Manifold Capital LLC (a)(c)(d)(e)	441,396
	Forest Products & Paper - 5.07%
2,486,010	Weyerhaeuser Co., REIT	63,666,716
	Insurance & Reinsurance - 7.39%
72,154	Alleghany Corp. (e)	34,483,839
353,988	Loews Corp.	13,101,096
Shares	Security†	Value (Note 1)

	Insurance & Reinsurance (continued)
63,199	White Mountains Insurance Group, Ltd. (Bermuda)	$45,066,575
		92,651,510
	Manufactured Housing - 5.94%
888,298	Cavco Industries, Inc. (d)(e)	74,492,670
	Materials - 2.26%
2,533,100	Canfor Corp. (Canada)(e)	28,334,411
	Media & Entertainment - 4.24%
1,120,500	CBS Corp., Class B, Non-Voting Shares	53,223,750
	Oil & Gas Production & Services - 8.07%
924,800	Apache Corp.	39,340,992
780,306	Devon Energy Corp.	21,770,537
903,950	Total S.A. (France)	40,154,091
		101,265,620
	Pharmaceuticals - 1.48%
464,033	Baxalta, Inc.	18,565,960
	Retailers - 1.03%
114,465	Ralph Lauren Corp.	12,877,313
	Senior Housing - 2.27%
1,746,400	Brookdale Senior Living, Inc. (e)	28,431,392
	Software - 2.90%
1,832,655	Symantec Corp.	36,359,875
	Telecommunications - 2.59%
10,123,456	Vodafone Group PLC (United Kingdom)	32,540,521
	U.S. Real Estate Operating Companies - 1.90%
1,217,794	Tejon Ranch Co. (d)(e)	23,820,051
200,255	Tejon Ranch Co., Warrants, expire 8/31/16 (d)(e)	310
		23,820,361
	Utilities - 3.41%
3,027,607	Covanta Holding Corp.	42,810,363
	Total Common Stocks & Warrants (Cost $1,197,569,668)	1,181,845,225

See accompanying notes to the Portfolios of Investments.

1

Third Avenue Trust

Third Avenue Value Fund
Portfolio of Investments (continued)

at January 31, 2016 (Unaudited)

Investment Amount ($)	Security†	Value (Note 1)

Limited Partnerships – 0.00%(f)
	Insurance & Reinsurance - 0.00%(f)
1,805,000	Insurance Partners II Equity Fund, L.P. (a)(e)	$37,396
	Total Limited Partnerships (Cost $0)	37,396
	Total Investment Portfolio - 95.67% (Cost $1,239,391,485)	1,200,224,138
	Other Assets less Liabilities - 4.33%	54,293,024
	NET ASSETS - 100.00%	$1,254,517,162
	Investor Class:
	Net assets applicable to 417,764 shares outstanding	$18,707,542
	Net asset value, offering and redemption price per share	$44.78
	Institutional Class:
	Net assets applicable to 27,589,984 shares outstanding	$1,235,809,620
	Net asset value, offering and redemption price per share	$44.79

Notes:

(a)	Fair-valued security.
(b)	Payment-in-kind (“PIK”) security. Income may be paid as additional securities.
(c)	Security subject to restrictions on resale.

Shares/ Principal Amount($)	Issuer	Aquisition Date	Cost	Market Value Per Unit
526,368	Home Products International, Inc.	5/30/07	$54,667,471	$0.00
$22,814,735	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 3/20/17	3/16/07 - 10/8/15	22,814,735	59.31
37	Manifold Capital LLC	9/24/97-11/10/06	37,712,514	11,929.62
At January 31, 2016 , these restricted securities had a total market value of $13,972,815 or 1.11% of net assets.
(d)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(e)	Non-income producing security.
(f)	Amount represents less than 0.01% of net assets.
†	U.S. issuer unless otherwise noted.

REIT: Real Estate Investment Trust.

Country Concentration

% of Net Assets
United States	67.88%
Canada	5.43
United Kingdom	4.98
Hong Kong	4.86
Bermuda	3.59
France	3.20
Sweden	2.51
Japan	1.77
Switzerland	1.45
Total	95.67%

See accompanying notes to the Portfolios of Investments.

2

Third Avenue Trust

Third Avenue Small-Cap Value Fund
Portfolio of Investments

at January 31, 2016 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks - 93.89%
	Asset Management - 1.07%
104,132	Legg Mason, Inc.	$3,188,522
	Auto Parts and Services - 6.29%
154,400	Dorman Products, Inc. (a)	6,685,520
172,447	Standard Motor Products, Inc.	6,433,998
84,764	Visteon Corp.	5,669,016
		18,788,534
	Bank & Thrifts - 11.89%
187,982	Commerce Bancshares, Inc.	7,731,699
92,600	Cullen/Frost Bankers, Inc.	4,431,836
114,463	Prosperity Bancshares, Inc.	4,853,231
206,922	Southside Bancshares, Inc.	4,661,953
159,391	UMB Financial Corp.	7,475,438
724,175	Valley National BanCorp	6,372,740
		35,526,897
	Business Services - 2.13%
215,533	Viad Corp.	6,351,758
	Consulting and Information Technology Services - 9.14%
235,192	FTI Consulting, Inc. (a)	7,970,657
291,266	Genpact, Ltd. (Bermuda) (a)	6,967,083
190,422	ICF International, Inc. (a)	6,514,336
123,627	Syntel, Inc. (a)	5,852,502
		27,304,578
	Consumer Products and Services - 5.73%
639,664	1-800-Flowers.com, Inc., Class A (a)	4,544,813
149,815	CST Brands, Inc.	5,803,833
132,158	VCA, Inc. (a)	6,775,741
		17,124,387
	Diversified Holding Companies - 1.76%
950,334	JZ Capital Partners, Ltd. (Guernsey)	5,274,367
	Electronic Components - 6.12%
109,456	Anixter International, Inc. (a)	5,411,505
208,011	Ingram Micro, Inc., Class A	5,865,910
297,250	Insight Enterprises, Inc. (a)	7,024,017
		18,301,432
	Energy Services - 1.05%
141,852	SemGroup Corp., Class A	3,140,603
	Forest Products & Paper - 1.98%
552,105	Interfor Corp. (Canada) (a)	4,276,065
110,811	PH Glatfelter Co.	1,635,570
		5,911,635
	Healthcare - 3.63%
109,000	Patterson Cos., Inc.	4,628,140
45,807	Teleflex, Inc.	6,215,552
		10,843,692
	Home Building - 2.56%
365,834	WCI Communities, Inc. (a)	7,660,564
	Industrial Capital Equipment Manufacturers - 2.91%
185,400	Barnes Group, Inc.	6,027,354
Shares	Security†	Value (Note 1)

	Industrial Capital Equipment Manufacturers (continued)
112,566	SPX Flow, Inc. (a)	$2,683,573
		8,710,927
	Industrial Equipment - 3.78%
137,806	Alamo Group, Inc.	7,307,852
63,967	CIRCOR International, Inc.	2,270,189
35,771	EnerSys	1,732,390
		11,310,431
	Industrial Services - 13.11%
102,857	ABM Industries, Inc.	3,088,796
141,018	Cubic Corp.	5,635,079
142,007	EMCOR Group, Inc.	6,489,720
94,546	Multi-Color Corp.	5,959,234
115,900	MYR Group, Inc. (a)	2,319,159
269,244	Tetra Tech, Inc.	7,132,274
35,910	UniFirst Corp.	3,781,323
122,819	World Fuel Services Corp.	4,783,800
		39,189,385
	Insurance & Reinsurance - 1.19%
7,443	Alleghany Corp. (a)	3,557,159
	Metals Manufacturing - 2.34%
89,976	Kaiser Aluminum Corp.	6,994,734
	Retailers - 2.41%
299,900	DSW, Inc., Class A	7,200,599
	Securities Trading/Processing Services - 3.51%
108,448	Broadridge Financial Solutions, Inc.	5,808,475
44,400	DST Systems, Inc.	4,680,204
		10,488,679
	Software and Services - 4.56%
203,687	Allscripts Healthcare Solutions, Inc. (a)	2,806,807
197,298	CSG Systems International, Inc.	6,893,592
152,155	Progress Software Corp. (a)	3,939,293
		13,639,692
	Specialty Pharmaceuticals - 0.54%
49,933	ANI Pharmaceuticals, Inc. (a)	1,598,355
	Transportation - 1.06%
62,554	Kirby Corp. (a)	3,168,360
	U.S. Real Estate Investment Trusts - 1.08%
100,819	Tanger Factory Outlet Centers, Inc.	3,225,200
	U.S. Real Estate Operating Companies - 4.05%
129,227	Alico, Inc.	3,924,624
257,367	Brookdale Senior Living, Inc. (a)	4,189,935

See accompanying notes to the Portfolios of Investments.

3

Third Avenue Trust

Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)

at January 31, 2016 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks (continued)
	U.S. Real Estate Operating Companies (continued)
31,839	Vail Resorts, Inc.	$3,979,875
		12,094,434
	Total Common Stocks (Cost $255,364,951)	280,594,924
	Total Investment Portfolio - 93.89% (Cost $255,364,951)	280,594,924
	Other Assets less Liabilities - 6.11%	18,268,890
	NET ASSETS - 100.00%	$298,863,814
	Investor Class:
	Net assets applicable to 329,417 shares outstanding	$5,797,973
	Net asset value, offering and redemption price per share	$17.60
	Institutional Class:
	Net assets applicable to 16,515,721 shares outstanding	$293,065,841
	Net asset value, offering and redemption price per share	$17.74

Notes:

(a)	Non-income producing security.
†	U.S. issuer unless otherwise noted.

Country Concentration

% of Net Assets
United States	88.37%
Bermuda	2.33
Guernsey	1.76
Canada	1.43
Total	93.89%

See accompanying notes to the Portfolios of Investments.

4

Third Avenue Trust

Third Avenue Real Estate Value Fund
Portfolio of Investments

at January 31, 2016 (Unaudited)

Principal Amount		Security†	Value (Note 1)

Term Loans - 0.13%
		Non-U.S. Real Estate Operating Companies - 0.13%
		Concrete Investment I, Term Loan (Luxembourg):
50,450	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (a)(b)(c)	$54,652
19,273	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (a)(b)(c)	20,879
		Concrete Investment II, Term Loan (Luxembourg):
34,719	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (a)(b)(c)	37,611
4,818	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (a)(b)(c)	5,220
		IVG Immobilien AG, Term Loan (Germany):
1,136,047	EUR	Tranche A1, 9.500% Cash or Payment-in-kind Interest, due 9/1/17 (a)(b)(c)	1,230,673
1,676,942	EUR	Tranche A2, 9.500% Cash or Payment-in-kind Interest, due 9/1/17 (a)(b)(c)	1,816,621
		Total Term Loans (Cost $3,922,545)	3,165,656

Shares

Common Stocks & Warrants - 90.43%
		Banks - 5.40%
2,452,249		PNC Financial Services Group, Inc., Warrants, expire 12/31/18 (d)	55,175,602
1,156,551		Wells Fargo & Co., Warrants, expire 10/28/18 (d)	19,198,747
2,350,600		Zions Bancorporation	53,311,608
			127,685,957
		Consulting/Management - 1.10%
799,700		FNF Group	25,894,286
		Forest Products & Paper - 8.95%
4,454,500		Rayonier, Inc., REIT	93,945,405
4,590,410		Weyerhaeuser Co., REIT	117,560,400
			211,505,805
		Lodging & Hotels - 1.44%
5,730,303		Millennium & Copthorne Hotels PLC (United Kingdom)	33,934,368
		Non-U.S. Real Estate Consulting/Management - 1.09%
2,396,681		Savills PLC (United Kingdom)	25,860,362
		Non-U.S. Real Estate Investment Trusts - 5.21%
8,915,766		Hammerson PLC (United Kingdom)	74,483,653
7,768,446		Segro PLC (United Kingdom)	48,751,493
			123,235,146
Shares	Security†	Value (Note 1)

	Non-U.S. Real Estate Operating Companies - 33.14%
2,881,889	Brookfield Asset Management, Inc., Class A (Canada)	$86,341,394
16,282,000	Cheung Kong Property Holdings, Ltd. (Hong Kong)	88,253,941
15,259,550	City Developments, Ltd. (Singapore)	74,853,791
64,451,700	Global Logistic Properties, Ltd. (Singapore)	76,386,485
18,310,415	Globe Trade Centre S.A. (Poland) (d)	31,043,754
10,512,000	Hang Lung Group, Ltd. (Hong Kong)	29,041,709
15,377,122	Henderson Land Development Co., Ltd. (Hong Kong)	83,760,201
9,827,967	Hysan Development Co., Ltd. (Hong Kong)	38,080,320
126,846,264	Inmobiliaria Colonial S.A. (Spain) (d)	84,973,160
2,520,000	Sun Hung Kai Properties, Ltd. (Hong Kong)	27,340,117
15,441,083	Westfield Corp., REIT (Australia)	109,918,844
13,961,500	Wheelock & Co., Ltd. (Hong Kong)	53,451,175
		783,444,891
	Retail-Building Products - 3.48%
1,032,930	Lowe’s Cos., Inc.	74,019,764
4,942,453	Tenon, Ltd. (New Zealand) (e)	8,321,275
		82,341,039
	U.S. Homebuilder - 1.03%
577,400	Lennar Corp., Class A	24,337,410
	U.S. Real Estate Investment Trusts - 25.69%
1,993,550	Equity Commonwealth (d)	53,606,560
5,533,031	First Industrial Realty Trust, Inc.	113,925,108
5,730,917	Forest City Realty Trust, Inc., Class A (d)	112,899,065
1,501,262	Macerich Co. (The)	117,053,398
1,060,682	Post Properties, Inc.	60,766,472
1,709,578	Tanger Factory Outlet Centers, Inc.	54,689,400
1,067,794	Vornado Realty Trust	94,457,057
		607,397,060
	U.S. Real Estate Operating Companies - 3.90%
241,600	Howard Hughes Corp. (The) (d)	22,959,248
1,269,900	Kennedy-Wilson Holdings, Inc.	25,753,572
941,627	Tejon Ranch Co. (d)	18,418,224
139,089	Tejon Ranch Co., Warrants, expire 8/31/16 (d)	216
4,206,286	Trinity Place Holdings, Inc. (a)(d)(f)	25,041,803
		92,173,063
	Total Common Stocks & Warrants (Cost $1,884,357,601)	2,137,809,387
Preferred Stocks - 1.60%
	Non-U.S. Real Estate Operating Companies - 1.60%
294,770	Concrete Investment II SCA (Luxembourg) (d)	37,839,743
	Total Preferred Stocks (Cost $41,943,571)	37,839,743

See accompanying notes to the Portfolios of Investments.

5

Third Avenue Trust

Third Avenue Real Estate Value Fund
Portfolio of Investments (continued)

at January 31, 2016 (Unaudited)

Units	Security†	Value (Note 1)

Private Equities - 3.36%
	U.S. Real Estate Operating Companies - 3.36%
28,847,217	Newhall Holding Co. LLC, Class A Units (d)(e)	$79,329,846
	Total Private Equities (Cost $75,516,192)	79,329,846

Notional Amount($)

Purchased Option - 0.20%
	Foreign Currency Call Options - 0.20%
380,000,000	U.S. Currency, strike 8.1400 HKD, expire 8/1/17 (d)	4,797,082
	Total Purchased Option (Cost $1,282,500)	4,797,082
	Total Investment Portfolio - 95.72% (Cost $2,007,022,409)	2,262,941,714
	Other Assets less Liabilities - 4.28% (g)	101,134,575
	NET ASSETS - 100.00%	$2,364,076,289
	Investor Class:
	Net assets applicable to 12,680,335 shares outstanding	$331,059,841
	Net asset value, offering and redemption price per share	$26.11
	Institutional Class:
	Net assets applicable to 77,445,118 shares outstanding	$2,033,016,448
	Net asset value, offering and redemption price per share	$26.25

Notes:

(a)	Fair-valued security.
(b)	Payment-in-kind (“PIK”) security. Income may be paid as additional securities or cash at the discretion of the issuer.
(c)	Variable rate security. The rate disclosed is in effect as of January 31, 2016.
(d)	Non-income producing security.
(e)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(f)	Security subject to restrictions on resale.

Shares	Issuer	Aquisition Date	Cost	Market Value Per Unit
4,206,286	Trinity Place Holdings, Inc.	10/2/13 - 11/30/15	$18,498,824	$5.95
At January 31, 2016 , the restricted security had a total market value of $25,041,803 or 1.06% of net assets.
(g)	Includes restricted cash pledged to and received from counterparties as collateral management for forward foreign currency contracts and options.
†	U.S. issuer unless otherwise noted.

EUR: Euro.

HKD: Hong Kong Dollar.

REIT: Real Estate Investment Trust.

Country Concentration

% of Net Assets
United States	52.55%
Hong Kong	13.74
United Kingdom	7.74
Singapore	6.40
Australia	4.65
Canada	3.65
Spain	3.59
Luxembourg	1.61
Poland	1.31
New Zealand	0.35
Germany	0.13
Total	95.72%

Schedule of Forward Foreign Currency Contracts

Contracts to Sell Counterparty			Settlement Date	Settlement Value	Value at 1/31/16	Unrealized Appreciation
56,897,000	EUR	Goldman Sachs & Co.	2/26/16	$61,909,535	$61,674,226	$235,309
56,897,000	EUR	Morgan Stanley & Co., LLC	2/26/16	61,871,749	61,674,226	197,523
						$432,832

EUR: Euro.

See accompanying notes to the Portfolios of Investments.

6

Third Avenue Trust

Third Avenue International Value Fund
Portfolio of Investments

at January 31, 2016 (Unaudited)

Principal Amount($)	Security†	Value (Note 1)

Corporate Bonds & Notes - 3.54%
	Oil & Gas Production & Services - 3.54%
6,300,000	Petroleum Geo-Services ASA, 7.375%, due 12/15/18 (Norway) (a)	$4,347,000
	Total Corporate Bonds & Notes (Cost $5,714,345)	4,347,000
Shares

Common Stocks - 89.42%
	Agricultural Equipment - 2.96%
580,100	CNH Industrial N.V. (Netherlands)	3,631,426
	Automotive - 4.39%
30,023	Daimler AG (Germany)	2,102,013
94,068	Leoni AG (Germany)	3,284,584
		5,386,597
	Building & Construction Products/Services - 6.52%
4,756,792	Tenon, Ltd. (New Zealand) (b)	8,008,690
	Capital Goods - 1.88%
60,193	Nexans S.A. (France) (c)	2,305,017
	Corporate Services - 3.13%
856,679	Prosegur Cia de Seguridad S.A. (Spain)	3,842,876
	Diversified Holding Companies - 11.55%
329,184	CK Hutchison Holdings, Ltd. (Hong Kong)	4,113,054
1,205,000	Cosan Ltd., Class A (Bermuda)	3,904,200
206,433	Leucadia National Corp.	3,418,531
47,187	Pargesa Holding S.A. (Switzerland)	2,750,102
		14,185,887
	Engineering & Construction - 3.00%
621,586	Amec Foster Wheeler PLC (United Kingdom)	3,680,216
	Financials - 3.09%
475,632	BinckBank N.V. (Netherlands)	3,792,923
	Food & Beverage - 2.83%
894,738	C&C Group PLC (Ireland)	3,481,214
	Forest Products & Paper - 10.17%
330,100	Interfor Corp. (Canada) (c)	2,556,631
53,171,244	Rubicon, Ltd. (New Zealand) (b)(c)	7,269,815
104,143	Weyerhaeuser Co., REIT	2,667,102
		12,493,548
	Insurance - 3.26%
5,619	White Mountains Insurance Group, Ltd. (Bermuda)	4,006,853
	Media - 4.01%
226,506	Vivendi S.A. (France)	4,924,235
	Metals & Mining - 7.70%
848,878	Antofagasta PLC (United Kingdom)	4,632,514
10,528,312	Capstone Mining Corp. (Canada) (c)	2,667,964
868,500	Lundin Mining Corp. (Canada) (c)	2,151,256
		9,451,734
Shares	Security†	Value (Note 1)

	Oil & Gas Production & Services - 4.56%
1,347,279	Petroleum Geo-Services ASA (Norway)	$4,111,386
13,899,800	Vard Holdings, Ltd. (Singapore) (c)	1,485,735
		5,597,121
	Real Estate - 10.72%
1,168,397	Atrium European Real Estate, Ltd. (Jersey)	4,020,605
372,184	Cheung Kong Property Holdings, Ltd. (Hong Kong)	2,017,363
3,006,200	Global Logistic Properties, Ltd. (Singapore)	3,562,870
256,750	Millennium & Copthorne Hotels PLC (United Kingdom)	1,520,452
565,672	Oberoi Realty, Ltd. (India)	2,037,626
		13,158,916
	Retail & Restaurants - 3.67%
1,577,800	Arcos Dorados Holdings, Inc., Class A (British Virgin Islands) (c)	4,512,508
	Telecommunications - 2.73%
675,762	Telefonica Deutschland Holding AG (Germany)	3,351,826
	Transportation Infrastructure - 3.25%
1,339,889	Santos Brasil Participacoes S.A. (Brazil)	3,993,069
	Total Common Stocks (Cost $182,869,565)	109,804,656
	Total Investment Portfolio - 92.96% (Cost $188,583,910)	114,151,656
	Other Assets less Liabilities - 7.04%	8,647,541
	NET ASSETS - 100.00%	$122,799,197
	Investor Class:
	Net assets applicable to 325,108 shares outstanding	$3,996,005
	Net asset value, offering and redemption price per share	$12.29
	Institutional Class:
	Net assets applicable to 9,682,642 shares outstanding	$118,803,192
	Net asset value, offering and redemption price per share	$12.27

Notes:

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c)	Non-income producing security.
†	U.S. issuer unless otherwise noted.

REIT: Real Estate Investment Trust.

See accompanying notes to the Portfolios of Investments.

7

Third Avenue Trust

Third Avenue International Value Fund
Portfolio of Investments (continued)

at January 31, 2016 (Unaudited)

Country Concentration

% of Net Assets
New Zealand	12.44%
United Kingdom	8.01
Germany	7.12
Norway	6.89
Bermuda	6.44
Netherlands	6.05
Canada	6.01
France	5.89
Hong Kong	4.99
United States	4.96
Singapore	4.11
British Virgin Islands	3.67
Jersey	3.27
Brazil	3.25
Spain	3.13
Ireland	2.83
Switzerland	2.24
India	1.66
Total	92.96%

See accompanying notes to the Portfolios of Investments.

8

Third Avenue Trust

Third Avenue Focused Credit Fund

Portfolio of Investments

at January 31, 2016 (Unaudited)

Principal Amount‡		Security†	Value (Note 1)

Corporate Bonds & Notes - 39.97%
		Chemicals - 0.00%
17,478,774		Reichhold Industries, Inc., due 5/8/17 (a)(b)(c)(d)	$—
		Consumer Products - 11.60%
		Ideal Standard International S.A. (Luxembourg):
30,103,055	EUR	Series B, 11.750% Cash or 15.750% Payment-in-kind Interest, due 5/1/18 (b)(c)(e)	32,610,475
36,125,178	EUR	Series C , 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18 (b)(c)(e)(f)	39,134,207
			71,744,682
		Energy - 1.73%
5,500,000		American Eagle Energy Corp., due 9/1/19 (a)(d)	481,250
		Global Geophysical Services, Inc., Escrow:
45,925,000		due 5/1/17 (b)(c)(d)	—
15,599,000		due 5/1/17 (b)(c)(d)	—
20,150,000		IronGate Energy Services LLC, 11.000%, due 7/1/18 (a)	10,175,750
3,000,000		Lone Pine Resources, Inc., Escrow, due 2/15/17 (b)(d)	—
10,106,000	CAD	Southern Pacific Resource Corp., due 1/25/18 (Canada) (a)(d)	72,500
			10,729,500
		Healthcare - 1.16%
7,500,000		InVentiv Health, Inc., 10.000%, due 8/15/18	7,181,250
		Home Construction - 3.98%
42,812,000		New Enterprise Stone & Lime Co., Inc., 11.000%, due 9/1/18	24,616,900
		Manufacturing - 7.04%
3,400,000		Euramax International, Inc., 12.000%, due 8/15/20 (a)	3,077,000
48,958,986		Liberty Tire Recycling LLC, 2nd Lien, 11.000% Payment-in-kind Interest, due 3/31/21 (a)(b)(c)(e)	40,459,706
			43,536,706
		Media/Cable - 4.57%
43,000,000		Cengage Learning Acquisitions, Inc., Escrow, due 4/15/20 (b)(d)	—
110,515,000		iHeartCommunications, Inc., 12.000% Cash plus 2.000% Payment-in-kind Interest, due 2/1/21 (e)	28,291,840
			28,291,840
		Metals & Mining - 1.09%
		New World Resources N.V. (Netherlands):
38,918,059	EUR	8.000% Cash or 11.000% Payment-in-kind Interest, due 4/7/20 (a)(e)	2,951,180
14,475,933	EUR	4.000% Cash or 8.000% Payment-in-kind Interest, due 10/7/20 (a)(e)	78,409
Principal Amount‡		Security†	Value (Note 1)

		Metals & Mining (continued)
37,000,000		Noranda Aluminum Acquisition Corp., due 6/1/19 (d)	$3,700,000
			6,729,589
		Retailers - 0.09%
2,500,000		Claire’s Stores, Inc., 8.875%, due 3/15/19	537,500
		Services - 6.38%
9,516,000		Affinion International Holdings, Ltd., 3.500% Cash and 4.000% Payment-in-kind Interest, due 7/30/18 (United Kingdom) (a)(c)(e)	6,708,780
		Corporate Risk Holdings LLC :
35,186,097		11.500% Cash or 13.500% Payment-in-kind Interest, due 1/2/20 (a)(b)(c)(e)	32,751,219
120,047,350		Escrow, due 7/1/20 (b)(c)(d)	—
36,181,786		Escrow, due 7/1/20 (b)(c)(d)	—
			39,459,999
		Transportation Services - 2.33%
20,000,000		CEVA Group PLC, 9.000%, due 9/1/21 (United Kingdom) (a)	14,425,000
		Total Corporate Bonds & Notes (Cost $478,422,437)	247,252,966
Term Loans - 11.37%
		Chemicals - 3.77%
		Reichhold Holdings International B.V. (Netherlands):
4,488,052		Term Loan, 12.000% Cash or 14.000% Payment-in-kind Interest, due 3/31/17 (b)(c)(e)	4,488,052
2,714,674		Term Loan, 15.000% Cash or Payment-in-kind Interest, due 3/31/17 (b)(c)(e)	2,714,674
1,900,212		Reichhold LLC II, Term Loan, 12.000% Cash or 14.000% Payment-in-kind Interest, due 3/31/17 (b)(c)(e)	1,900,212
19,899,244		Vertellus Specialties, Inc., Term Loan B, 10.500%, due 10/10/19 (g)	14,203,085
			23,306,023
		Energy - 2.23%
16,218,673		Global Geophysical Services, Inc., Term Loan B, 15.500% Payment-in-kind Interest, due 8/9/17 (b)(c)(e)	—
23,720,306		Hercules Offshore, Inc., 1st Lien, 10.500%, due 5/6/20 (g)	13,401,973
5,000,000		Templar Energy LLC, Term Loan B, 2nd Lien, 8.500%, due 11/25/20 (g)	375,000
			13,776,973
		Financials - 0.01%
		Concrete Investment I, Term Loan (Luxembourg):
32,255	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (b)(e)(g)	34,941

See accompanying notes to the Portfolios of Investments.

9

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments (continued)

at January 31, 2016 (Unaudited)

Principal Amount‡		Security†	Value (Note 1)

Term Loans (continued)
		Financials (continued)
		Concrete Investment I, Term Loan (Luxembourg):
12,322	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (b)(e)(g)	$13,349
		Concrete Investment II, Term Loan (Luxembourg):
22,197	EUR	Tranche A2, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (b)(e)(g)	24,046
3,081	EUR	Tranche A3, 2.000% Cash or Payment-in-kind Interest, due 10/31/16 (b)(e)(g)	3,337
			75,673
		Gaming & Entertainment - 1.87%
15,417,147		Majestic Star Casino LLC, Term Loan, 1st Lien, 12.500% Cash or 14.500% Payment-in-kind Interest, due 6/1/20 (e)	11,562,861
		Manufacturing - 3.18%
22,138,750		Liberty Tire Recycling Holdco, LLC, Term Loan B, 9.000%, due 7/7/20 (c)(g)	19,703,487
		Services - 0.24%
15,797,545		Education Management II LLC, Term Loan B, 8.500% Cash or Payment-in-kind Interest, due 7/2/20 (e)(g)	1,481,020
		Utilities - 0.07%
500,000		Longview Power, LLC, Revolver, 6.430%, due 4/13/20 (b)(c)(g)	417,500
		Total Term Loans (Cost $118,394,255)	70,323,537

Shares

Convertible Preferred Stocks - 1.36%
		Services - 0.07%
118,341		Education Management Corp., Class A-1 (h)	414,194
		Transportation Services - 1.29%
4,435		CEVA Holdings LLC , Series A-1 (Marshall Islands)(f)(h)	2,954,965
10,196		CEVA Holdings LLC , Series A-2 (Marshall Islands)(f)(h)	5,034,112
			7,989,077
		Total Convertible Preferred Stocks (Cost $26,000,752)	8,403,271
Preferred Stocks - 3.67%
		Energy - 0.35%
1,122,431		Lone Pine Resources, Inc. (Canada)(b)(h)	2,143,843
		Financials - 3.32%
100,000		Federal Home Loan Mortgage Corp., 5.300% (h)	338,250
Shares	Security†	Value (Note 1)

	Financials (continued)
60,000	Federal Home Loan Mortgage Corp., Series G (g)(h)	$234,000
88,283	Federal Home Loan Mortgage Corp., Series H, 5.100% (h)	354,015
63,188	Federal Home Loan Mortgage Corp., Series K, 5.790% (h)	265,390
52,500	Federal Home Loan Mortgage Corp., Series L (g)(h)	194,250
207,640	Federal Home Loan Mortgage Corp., Series M (g)(h)	843,537
336,223	Federal Home Loan Mortgage Corp., Series P, 6.000% (h)	1,445,759
224,580	Federal Home Loan Mortgage Corp., Series R, 5.700% (h)	967,940
165,000	Federal Home Loan Mortgage Corp., Series S (g)(h)	709,500
637,722	Federal Home Loan Mortgage Corp., Series V, 5.570% (h)	1,500,241
392,089	Federal Home Loan Mortgage Corp., Series W, 5.660% (h)	1,122,355
100,000	Federal Home Loan Mortgage Corp., Series Y, 6.550% (h)	225,000
96,750	Federal National Mortgage Association, Series H, 5.810% (h)	439,245
478,000	Federal National Mortgage Association, Series M, 4.750% (h)	2,180,875
1,293,000	Federal National Mortgage Association, Series O (g)(h)	6,258,120
100,000	Federal National Mortgage Association, Series P (g)(h)	226,500
749,800	Federal National Mortgage Association, Series T, 8.250% (h)	3,246,634
		20,551,611
	Total Preferred Stocks (Cost $38,661,824)	22,695,454
Private Equities - 3.53%
	Automotive - 0.31%
10,000,000	International Automotive Components Group North America, LLC, Class B (h)	1,950,000
	Chemicals - 2.30%
29,055	Reichhold Cayman L.P. (Cayman Islands)(b)(c)(h)	14,199,178
	Consumer Products - 0.89%
1,451,633,736,282	Ideal Standard International Equity S.A. Alpecs (Luxembourg)(b)(c)(f)(h)	5,503,914
	Energy - 0.03%
19,700	Thunderbird Resources L.P. (b)(h)(i)	178,481
	Total Private Equities (Cost $30,651,291)	21,831,573
Common Stocks & Warrants - 23.97%
	Chemicals - 0.00%(j)
478,500	Phosphate Holdings, Inc. (c)(h)	6,938

See accompanying notes to the Portfolios of Investments.

10

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments (continued)

at January 31, 2016 (Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks & Warrants (continued)
	Energy - 2.61%
124,461	Geokinetics Holdings USA, Inc. (b)(c)(f)(h)	$10,849,265
3,786,564	Global Geophysical Services, Inc. (b)(c)(h)	—
262,913	Global Geophysical Services, Inc., Warrants (b)(c)(h)	—
812,533	Hercules Offshore, Inc. (h)	747,530
374,199	Lone Pine Resources Canada, Ltd. (Canada) (b)(h)	606,203
374,199	Lone Pine Resources, Inc. (b)(h)	—
1,122,431	Lone Pine Resources, Inc., Multiple Voting Shares (b)(h)	—
50,000	Platinum Energy Holdings, Inc. (b)(f)(h)	519,500
10,874	Platinum Energy Holdings, Inc., Warrants (b)(f)(h)	—
53	Thunderbird Resources Equity, Inc. (b)(h)	3,433,035
		16,155,533
	Financials - 0.10%
468,188	Federal Home Loan Mortgage Corp. (h)	613,326
	Manufacturing - 1.36%
3,430,293	LTR Holdings, Inc. (b)(c)(h)	8,404,218
45,000	LTR Holdings, Inc., Warrants, expire 12/12/19 (b)(c)(h)	—
		8,404,218
	Media/Cable - 0.93%
2,127,789	Radio One, Inc., Class D (c)(h)	3,064,016
639,603	Spanish Broadcasting System, Inc., Class A (c)(h)	2,679,937
		5,743,953
	Metals & Mining - 0.02%
333,434	Noranda Aluminum Holding Corp.	100,030
	Services - 15.09%
1,751,734	Affinion Group, Inc. (c)(h)	22,772,542
462,266	Affinion Group, Inc., Warrants (b)(c)(h)	6,004,835
522	Affinion Group, Inc., Warrants, Series C (b)(c)(h)	—
549	Affinion Group, Inc., Warrants, Series D (b)(c)(h)	—
31,594	Corporate Risk Holdings Corp. (b)(c)(h)	—
6,248,652	Corporate Risk Holdings I, Inc. (c)(h)	64,048,683
106,353,817	Education Management Corp. (a)(h)	542,405
		93,368,465
	Transportation Services - 0.37%
4,710	CEVA Holdings LLC (Marshall Islands) (f)(h)	2,266,644
	Utilities - 3.49%
4,550,000	Longview Intermediate Holdings C, LLC (c)(h)	21,612,500
	Total Common Stocks & Warrants (Cost $309,075,472)	148,271,607
Principal Amount($)	Security	Value (Note 1)

Short-Term Investment - 8.08%
	U.S. Government Obligations - 8.08%
50,000,000	U.S. Treasury Bill, 0.240%, due 2/25/16 (k)	$49,992,166
	Total Short-Term Investment (Cost $49,992,166)	49,992,166
	Total Investment Portfolio - 91.95% (Cost $1,051,198,197)	568,770,574
	Other Assets less Liabilities - 8.05% (l)	49,775,526
	NET ASSETS - 100.00%	$618,546,100
	Investor Class:
	Net assets applicable to 38,407,693 shares outstanding	$202,074,688
	Net asset value, offering and redemption price per share	$5.26
	Institutional Class:
	Net assets applicable to 79,317,948 shares outstanding	$416,471,412
	Net asset value, offering and redemption price per share	$5.25

Notes:

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Issue in default.
(e)	Payment-in-kind (“PIK”) security. Income may be paid as additional securities or cash at the discretion of the issuer.
(f)	Security subject to restrictions on resale.
Shares/ Principal Amount[1]		Issuer	Acquisition Date	Cost	Market Value Per Unit
4,710		CEVA Holdings LLC	5/29/13	$5,355,643	$481.24
4,435		CEVA Holdings LLC , Series A-1, Convertible Preferred	5/29/13	4,435,224	666.28
10,196		CEVA Holdings LLC , Series A-2, Convertible Preferred	5/29/13	13,298,434	493.73
124,461		Geokinetics Holdings USA, Inc.	5/22/13-5/14/14	13,060,780	87.17
1,451,633,736,282		Ideal Standard International Equity S.A. Alpecs	10/31/14	9,915,530	0.002
36,125,178	EUR	Ideal Standard International S.A., Series C 11.750% Cash or 17.750% Payment-in-kind Interest, due 5/1/18	10/31/14-11/1/15	43,396,160	108.33
50,000		Platinum Energy Holdings, Inc.	10/4/13	1,225,746	10.39
10,874		Platinum Energy Holdings, Inc., Warrants	10/4/13	9,743	0.00
EUR: Euro.
1) Denominated in U.S. Dollars unless otherwise noted.
2) Amount less than $0.01.
At January 31, 2016 , these restricted securities had a total market value of $66,262,607 or 10.71% of net assets.
(g)	Variable rate security. The rate disclosed is in effect as of January 31, 2016.
(h)	Non-income producing security.
(i)	Security is held in the blocker, created to hold the investment for the Fund.
(j)	Amount represents less than 0.01% of net assets.
(k)	Annualized yield at date of purchase.
(l)	A portion is segregated for future fund commitments.
†	U.S. issuer unless otherwise noted.
‡	Denominated in U.S. Dollars unless otherwise noted.

CAD: Canadian Dollar.

EUR: Euro.

See accompanying notes to the Portfolios of Investments.

11

Third Avenue Trust

Third Avenue Focused Credit Fund
Portfolio of Investments (continued)

at January 31, 2016 (Unaudited)

Country Concentration

% of Net Assets
United States*	69.96%
Luxembourg	12.50
United Kingdom	3.42
Cayman Islands	2.30
Marshall Islands	1.66
Netherlands	1.65
Canada	0.46
Total	91.95%

* Includes cash equivalents.

Schedule of Forward Foreign Currency Contracts

Contracts to Sell	Counterparty	Settlement Date	Settlement Value	Value at 1/31/16	Unrealized Appreciation
74,660,000 EUR	JP Morgan Chase Bank, N.A.	2/26/16	$81,282,342	$80,928,655	$353,687

EUR: Euro.

See accompanying notes to the Portfolios of Investments.

12

Third Avenue Trust

Notes to Portfolios of Investments

January 31, 2016 (Unaudited)

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Trust (the “Trust”) is an open-end, management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of five non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund (each a “Fund” and, collectively, the “Funds”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives by adhering to a strict value discipline when selecting securities and other instruments. Each Fund has a distinct investment approach.

Accounting policies:

The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

Security valuation:

Generally, the Funds’ investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Funds have retained a third party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign equity securities with principal markets that are no longer open when a Fund calculates its net asset value (“NAV”), and certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their NAVs. Debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved as reliable by the Board or otherwise pursuant to policies and procedures approved by the Board. Investments in derivative instruments are valued independently by service providers or by broker quotes based on pricing models. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Each Fund may invest up to 15% of its total net assets in securities which are not readily marketable. Securities that are not readily marketable are generally those that cannot be sold or disposed of within seven days, which usually occurs because of legal or contractual restrictions or the absence of a market for such securities in the ordinary course of business at approximately the prices at which they are valued. Securities for which market quotations are not readily available are valued at “fair value”, as determined in good faith by the Committee as authorized by the Board, under procedures established by the Board. At January 31, 2016, such securities had a total fair value of $14,010,211 or 1.12% of net assets of Third Avenue Value Fund, $28,207,459 or 1.19% of net assets of Third Avenue Real Estate Value Fund, and $206,394,191 or 33.37% of net assets of Third Avenue Focused Credit Fund. There were no fair valued securities for Third Avenue Small-Cap Value Fund and Third Avenue International Value Fund at January 31, 2016. Among the factors that may be considered by the Committee in determining fair value are: prior trades in the security in question, trades in similar securities of the same or other issuers, the type of security, trading in marketable securities of the same issuer, the financial condition of the issuer, comparable multiples of similar issuers, the operating results of the issuer and liquidation value of the issuer. See Fair Value Measurements below for additional detail on fair value measurements for financial reporting purposes. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. The recent high yield and distressed credit market instability has made it more difficult to obtain market quotations on certain securities owned by Third Avenue Focused Credit Fund.

13

Third Avenue Trust

Notes to Portfolios of Investments (continued)

January 31, 2016 (Unaudited)

Fair value measurements:

In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

• Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

• Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks, Preferred Stocks, and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations—U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

14

Third Avenue Trust

Notes to Portfolios of Investments (continued)

January 31, 2016 (Unaudited)

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds—Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-ask lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Options (Written and Purchased)—Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, foreign exchange rate, time until expiration, and volatility of the underlying foreign currency security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a Summary by Level of Inputs used to value the Funds’ investments as of January 31, 2016:

		Third Avenue	Third Avenue	Third Avenue	Third Avenue
	Third Avenue	Small-Cap	Real Estate	International	Focused Credit
	Value Fund	Value Fund	Value Fund	Value Fund	Fund
Level 1: Quoted Prices†
Investments in Securities:
Common Stocks & Warrants:
Automotive	$38,496,432	$—	$—	$—	$—
Consumer Products	56,453,334	—	—	—	—
Diversified Holding Companies	—	—	—	7,322,731	—
Energy	—	—	—	—	747,530
Financials	—	—	—	—	613,326
Forest Products & Paper	63,666,716	5,911,635	211,505,805	5,223,733	—
Metals & Mining	—	—	—	4,819,220	100,030
Non-U.S. Real Estate Operating Companies	—	—	86,341,394	—	—
Oil & Gas Production & Services	61,111,529	—	—	—	—
Real Estate	—	—	—	1,520,452	—
Retail-Building Products	—	—	74,019,764	—	—
U.S. Real Estate Operating Companies	23,820,361	12,094,434	67,131,260	—	—
Utilities	42,810,363	—	—	—	—
Other**	659,612,710	257,314,488	819,249,081	16,143,856	5,750,891
Preferred Stocks:
Financials	—	—	—	—	13,598,413
Total for Level 1 Securities	945,971,445	275,320,557	1,258,247,304	35,029,992	20,810,190

		Third Avenue	Third Avenue	Third Avenue	Third Avenue
	Third Avenue	Small-Cap	Real Estate	International	Focused Credit
	Value Fund	Value Fund	Value Fund	Value Fund	Fund
Level 2: Other Significant Observable Inputs†
Investments in Securities:
Common Stocks
Automotive	22,163,662	—	—	5,386,597	—
Building & Construction Products/Services	—	—	—	8,008,690	—
Capital Goods	—	—	—	2,305,017	—
Consumer Products	29,941,729	—	—	—	—
Corporate Services	—	—	—	3,842,876	—
Diversified Holding Companies	110,632,381	5,274,367	—	6,863,156	—
15

Third Avenue Trust

Notes to Portfolios of Investments (continued)

January 31, 2016 (Unaudited)

Summary by Level of Inputs (continued)

		Third Avenue	Third Avenue	Third Avenue	Third Avenue
	Third Avenue	Small-Cap	Real Estate	International	Focused Credit
	Value Fund	Value Fund	Value Fund	Value Fund	Fund
Engineering & Construction	$—	$—	$—	$3,680,216	$—
Financials	—	—	—	3,792,923	—
Food & Beverage	—	—	—	3,481,214	—
Forest Products & Paper	—	—	—	7,269,815	—
Media	—	—	—	4,924,235	—
Metals & Mining	—	—	—	4,632,514	—
Non-U.S. Real Estate Consulting/Management	—	—	25,860,362	—	—
Non-U.S. Real Estate Investment Trusts	—	—	123,235,146	—	—
Non-U.S. Real Estate Operating Companies	—	—	697,103,497	—	—
Oil & Gas Production & Services	40,154,091	—	—	5,597,121	—
Real Estate	—	—	—	11,638,464	—
Retail-Building Products	—	—	8,321,275	—	—
Services	—	—	—	—	86,821,225
Telecommunications	32,540,521	—	—	3,351,826	—
Transportation Services	—	—	—	—	2,266,644
Utilities	—	—	—	—	21,612,500
Convertible Preferred Stocks:
Transportation Services	—	—	—	—	7,989,077
Preferred Stocks:
Financials	—	—	—	—	6,953,198
Corporate Bonds & Notes	4,810,098	—	—	4,347,000	99,195,270
Term Loans	—	—	—	—	16,059,105
Purchased Options:
Foreign Currency Call Options	—	—	4,797,082	—	—
Short-Term Investments:
U.S. Government Obligations	—	—	—	—	49,992,166
Total for Level 2 Securities	240,242,482	5,274,367	859,317,362	79,121,664	290,889,185

		Third Avenue	Third Avenue	Third Avenue	Third Avenue
	Third Avenue	Small-Cap	Real Estate	International	Focused Credit
	Value Fund	Value Fund	Value Fund	Value Fund	Fund
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks & Warrants:
Consumer Products	— *	—	—	—	—
Energy	—	—	—	—	15,408,003 *
Financial Insurance	441,396	—	—	—	—
Manufacturing	—	—	—	—	8,404,218 *
Services	—	—	—	—	6,547,240 *
U.S. Real Estate Operating Companies	—	—	25,041,803	—	—
Limited Partnerships:
Insurance & Reinsurance	37,396	—	—	—	—
Convertible Preferred Stocks:
Services	—	—	—	—	414,194
Preferred Stocks:
Energy	—	—	—	—	2,143,843
Non-U.S. Real Estate Operating Companies	—	—	37,839,743	—	—
Corporate Bonds & Notes	13,531,419	—	—	—	148,057,696 *
Term Loans	—	—	3,165,656	—	54,264,432 *
Private Equities:
Automotive	—	—	—	—	1,950,000
Chemicals	—	—	—	—	14,199,178
Consumer Products	—	—	—	—	5,503,914
Energy	—	—	—	—	178,481
U.S. Real Estate Operating Companies	—	—	79,329,846	—	—
Total for Level 3 Securities	14,010,211	—	145,377,048	—	257,071,199
16

Third Avenue Trust

Notes to Portfolios of Investments (continued)

January 31, 2016 (Unaudited)

Summary by Level of Inputs (continued)

		Third Avenue	Third Avenue	Third Avenue	Third Avenue
	Third Avenue	Small-Cap	Real Estate	International	Focused Credit
	Value Fund	Value Fund	Value Fund	Value Fund	Fund
Total Value of Investments	$1,200,224,138	$280,594,924	$2,262,941,714	$114,151,656	$568,770,574
Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs
Forward Foreign Currency Contracts - Assets	$—	$—	$432,832	$—	$353,687
Total Value or Appreciation/(Depreciation) of Other Financial Instruments	$—	$—	$432,832	$—	$353,687

†	The value of securities that were transferred from Level 2 to Level 1 for Third Avenue Focused Credit Fund was $13,497,895. The transfer was due to the availability of quoted prices in active market at period end. The value of securities that were transferred from Level 1 to Level 2 for Third Avenue Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund were $307,329,069, $1,085,128,065 and $96,135,442, respectively. The transfer was the result of certain securities trading primarily outside the U.S. whose values were adjusted as a result of significant market movements following the close of the local trading market. The value of the securities that were transferred from Level 1 to Level 2 for Third Avenue Focused Credit Fund was $6,515,633. The transfer was due to lack of quoted prices in active market at period end.
*	Investments fair valued at zero.
**	Please refer to the Portfolios of Investments for industry specifics of the portfolio holdings.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1 are recorded utilizing values as of the beginning of the period.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Third Avenue Value Fund

	Common		Corporate	Limited
	Stocks		Bonds & Notes	Partnerships	Total
Balance as of 10/31/15 (fair value)
Consumer Products	$—	*	$15,069,133	$—	$15,069,133
Financial Insurance	389,302		—	—	389,302
Insurance & Reinsurance	—		—	34,315	34,315
Net change in unrealized gain/(loss)
Consumer Products	—		(1,537,714)	—	(1,537,714)
Financial Insurance	52,094		—	—	52,094
Insurance & Reinsurance	—		—	3,081	3,081
Balance as of 1/31/16 (fair value)
Consumer Products	—	*	13,531,419	—	13,531,419
Financial Insurance	441,396		—	—	441,396
Insurance & Reinsurance	—		—	37,396	37,396
Total	$441,396		$13,531,419	$37,396	$14,010,211
Net change in unrealized gain/(loss) related to securities still held as of January 31, 2016:	$52,094		$(1,537,714)	$3,081	$(1,482,539)

*	Investments fair valued at zero.

Third Avenue Real Estate Value Fund

		Preferred	Private
	Common Stocks	Stocks	Equities	Term Loans	Total
Balance as of 10/31/15 (fair value)
Non-U.S. Real Estate Operating Companies	$—	$38,086,911	$—	$3,213,452	$41,300,363
U.S. Real Estate Operating Companies	19,909,988	—	109,980,014	—	129,890,002
Purchases
U.S. Real Estate Operating Companies	5,021,048	—	—	—	5,021,048
Net change in unrealized gain/(loss)
Non-U.S. Real Estate Operating Companies	—	(247,168)	—	(47,796)	(294,964)
U.S. Real Estate Operating Companies	110,767	—	(30,650,168)	—	(30,539,401)
Balance as of 1/31/16 (fair value)
Non-U.S. Real Estate Operating Companies	—	37,839,743	—	3,165,656	41,005,399
U.S. Real Estate Operating Companies	25,041,803	—	79,329,846	—	104,371,649
Total	$25,041,803	$37,839,743	$79,329,846	$3,165,656	$145,377,048
17

Third Avenue Trust

Notes to Portfolios of Investments (continued)

January 31, 2016 (Unaudited)

Third Avenue Real Estate Value Fund (continued)

		Preferred	Private
	Common Stocks	Stocks	Equities	Term Loans	Total
Net change in unrealized gain/(loss) related to securities still held as of January 31, 2016:	$110,767	$(247,168)	$(30,650,168)	$(47,796)	$(30,834,365)

Third Avenue Focused Credit Fund

				Preferred and
				Convertible
	Corporate		Common Stocks	Preferred		Private
	Bonds & Notes	Term Loans	and Warrants	Stocks		Equities	Total
Balance as of 10/31/15 (fair value)
Automotive	$—	$—	$—	$—		$4,250,000	$4,250,000
Chemicals	— *	8,989,922	—	—		14,643,720	23,633,642
Consumer Products	67,173,143	—	—	—		6,864,045	74,037,188
Energy	— *	7,799,732	16,493,010 *	2,143,843	(a)	487,769	26,924,354
Financials	—	2,067,635	—	—		—	2,067,635
Gaming & Entertainment	—	16,725,951	—	—		—	16,725,951
Manufacturing	48,958,986	20,696,255	21,782,361 *	—		—	91,437,602
Media/Cable	— *	—	—	—		—	—
Services	33,658,828 *	—	1,063,538 *	355,023	(b)	—	35,077,389
Technology	3,233,570	—	—	—		—	3,233,570
Transfer in/out of Level 3^
Energy	88,427	—	—	—		—	88,427
Metals & Mining	17,783,791	—	—	—		—	17,783,791
Purchases
Energy	—	36,758,697	—	—		—	36,758,697
Services	—	—	10,881,908	—		—	10,881,908
Utilities	—	500,000	—	—		—	500,000
Sales
Energy	—	(10,425,000)	(1)	—		—	(10,425,001)
Financials	—	(1,925,114)	—	—		—	(1,925,114)
Gaming & Entertainment	—	(2,005,718)	—	—		—	(2,005,718)
Manufacturing	—	(55,625)	—	—		—	(55,625)
Services	—	—	(480,923)	—		—	(480,923)
Technology	(3,092,980)	—	—	—		—	(3,092,980)
Bond discount/(premium)
Chemicals	(422,271)	53,220	—	—		—	(369,051)
Consumer Products	435,013	—	—	—		—	435,013
Energy	(16,842)	122,067	—	—		—	105,225
Gaming & Entertainment	—	29,900	—	—		—	29,900
Manufacturing	13,065	43,163	—	—		—	56,228
Metals & Mining	408,123	—	—	—		—	408,123
Payment-in-kind
Chemicals	—	113,016	—	—		—	113,016
Consumer Products	5,659,252	—	—	—		—	5,659,252
Energy	—	619,209	—	—		—	619,209
Financials	—	16,013	—	—		—	16,013
Metals & Mining	3,410,229	—	—	—		—	3,410,229
Services	1,527,269	—	—	—		—	1,527,269
Net change in unrealized gain/(loss)
Automotive	—	—	—	—		(2,300,000)	(2,300,000)
Chemicals	422,271	(53,220)	—	—		(444,542)	(75,491)
Consumer Products	(1,522,726)	—	—	—		(1,360,131)	(2,882,857)
Energy	915	(17,631,032)	(1,085,007)	—		(309,288)	(19,024,412)
Financials	—	436,709	—	—		—	436,709
Gaming & Entertainment	—	(3,280,599)	—	—		—	(3,280,599)
Manufacturing	(8,512,345)	(982,887)	(13,378,143)	—		—	(22,873,375)
Metals & Mining	(18,572,554)	—	—	—		—	(18,572,554)
Services	(2,434,878)	—	(4,283,681)	59,171	(b)	—	(6,659,388)
18

Third Avenue Trust

Notes to Portfolios of Investments (continued)

January 31, 2016 (Unaudited)

Third Avenue Focused Credit Fund (continued)

						Preferred and
						Convertible
	Corporate			Common Stocks		Preferred		Private
	Bonds & Notes		Term Loans	and Warrants		Stocks		Equities	Total
Technology	$(3,233,570)		$—	$—		$—		$—	$(3,233,570)
Utilities	—		(82,500)	—		—		—	(82,500)
Net realized gain/(loss)
Energy	—		(3,841,700)	1		—		—	(3,841,699)
Financials	—		(519,570)	—		—		—	(519,570)
Gaming & Entertainment	—		93,327	—		—		—	93,327
Manufacturing	—		2,581	—		—		—	2,581
Services	—		—	(633,602)		—		—	(633,602)
Technology	3,092,980		—	—		—		—	3,092,980
Balance as of 01/31/16 (fair value)
Automotive	—		—	—		—		1,950,000	1,950,000
Chemicals	—	*	9,102,938	—		—		14,199,178	23,302,116
Consumer Products	71,744,682		—	—		—		5,503,914	77,248,596
Energy	72,500	*	13,401,973 *	15,408,003	*	2,143,843	(a)	178,481	31,204,800
Financials	—		75,673	—		—		—	75,673
Gaming & Entertainment	—		11,562,861	—		—		—	11,562,861
Manufacturing	40,459,706		19,703,487	8,404,218	*	—		—	68,567,411
Media/Cable	—	*	—	—		—		—	—
Metals & Mining	3,029,589		—	—		—		—	3,029,589
Services	32,751,219	*	—	6,547,240	*	414,194	(b)	—	39,712,653
Technology	—		—	—		—		—	—
Utilities	—		417,500	—		—		—	417,500
Total	$148,057,696		$54,264,432	$30,359,461		$2,558,037		$21,831,573	$257,071,199
Net change in unrealized gain/(loss) related to securities still held as of January 31, 2016:	$(30,619,317)		$(22,031,381)	$(19,736,356)		$59,171		$(4,413,961)	$(76,741,844)

^	Transfers in/out of level 3 are recorded utilizing values as of the beginning of the period. The transfers are due to increase/decrease in trading activities at period end.
*	Includes investments fair valued at zero.
(a)	Preferred Stocks
(b)	Convertible Preferred Stocks
19

Third Avenue Trust

Notes to Portfolios of Investments (continued)

January 31, 2016 (Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

(amounts in thousands)

				Range
	Fair Value at			(Weighted
Third Avenue Value Fund	1/31/16	Valuation Technique(s)	Unobservable Inputs(s)	Average)
Corporate Bonds	$13,531	Book Value	Restructuring value	$59.31
Other (b)	479
	$14,010
				Range
	Fair Value at			(Weighted
Third Avenue Real Estate Value Fund	1/31/16	Valuation Technique(s)	Unobservable Inputs(s)	Average)
Private Equities	$79,330	Broker Quote	#	$2.75
Preferred Stocks	37,840	Broker Quote	#	$128.37
Common Stocks	25,042	Option Pricing Model (a)	Share volatility	0.61% (N/A)
Term Loans	3,165	Book Value	Restructuring value	$108.33-$108.34
	$145,377
				Range
	Fair Value at			(Weighted
Third Avenue Focused Credit Fund	1/31/16	Valuation Technique(s)	Unobservable Inputs(s)	Average)
Corporate Bonds	$144,956	Book Value	Restructuring value	$82.64-$108.33
Term Loans	44,668	Broker Quote	#	$56.50-$89.00
Common Stocks	23,812	Book Value	Restructuring value	$1.62-$64,774.25
Private Equities	19,882	Book Value	Restructuring value	$0.00*-$488.70
Term Loans	9,596	Book Value	Restructuring value	$83.50-$108.33
Warrants	6,005	Broker Quote	#	$12.99
Corporate Bonds	3,102	Broker Quote	#	$0.54-$7.58
Preferred Stocks	2,144	Book Value	Restructuring value	$1.91
Private Equities	1,950	Broker Quote	#	$0.20
Other (b)	956
	$257,071

#	Valuation techniques and significant unobservable inputs used by third-party pricing vendors or brokers, which are described in Note 1, were not provided to the Adviser. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account premiums and discounts, as applicable, when pricing the investments.
(b)	Includes securities less than 0.50% of net assets within each respective Fund.
*	Amount less than $0.01.
The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability may decrease (increase) the fair value measurement.

Security transactions and investment income:

Security transactions are accounted for on a trade date basis.

Foreign currency translation and foreign investments:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions: At the prevailing rates of exchange on the date of such transactions.

Payment-in-kind securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable.

Term loans:

The Funds typically invest in loans which are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

20

Third Avenue Trust

Notes to Portfolios of Investments (continued)

January 31, 2016 (Unaudited)

These securities are generally considered to be restricted, as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2016.

Forward foreign exchange contracts:

The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The Funds also may buy forward foreign currency contracts to gain exposure to currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the period ended January 31, 2016, Third Avenue Real Estate Value Fund and Third Avenue Focused Credit Fund used forward foreign currency contracts for hedging against foreign currency risks.

Option contracts:

The Funds may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currency to manage and hedge exchange rate risks within their portfolios and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments or foreign currency transactions.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options or foreign currency. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Funds. In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security or currency at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

During the period ended January 31, 2016, Third Avenue Real Estate Value Fund used purchased options on foreign currency for hedging purposes and/or to protect against losses in foreign currencies.

During the period ended January 31, 2016, Third Avenue Value Fund used written call options on equities to enhance the yield of the Fund. Third Avenue Real Estate Value Fund used written call options on foreign currency for hedging purposes. As of January 31, 2016, the Third Avenue Value Fund and Third Avenue Real Estate Value Fund no longer held any written call options.

21

Third Avenue Trust

Notes to Portfolios of Investments (continued)

January 31, 2016 (Unaudited)

2. INVESTMENTS

Unrealized appreciation/(depreciation):

The following information is based upon the book basis of investment securities as of January 31, 2016:

		Third Avenue		Third Avenue
	Third Avenue Value	Small-Cap Value	Third Avenue Real	International Value	Third Avenue
	Fund	Fund	Estate Value Fund	Fund	Focused Credit Fund
Gross unrealized appreciation	$195,557,838	$54,797,536	$435,937,414	$12,662,802	$15,259,095
Gross unrealized depreciation	(234,725,185)	(29,567,563)	(180,018,109)	(87,095,056)	(497,686,718)
Net unrealized appreciation/(depreciation)	$(39,167,347)	$25,229,973	$255,919,305	$(74,432,254)	$(482,427,623)
Book cost	$1,239,391,485	$255,364,951	$2,007,022,409	$188,583,910	$1,051,198,197

3. COMMITMENTS AND CONTINGENCIES

At January 31, 2016, Third Avenue Focused Credit Fund had the following commitments and contingencies.

		Amount of	Funded	Value of
Issuer	Type	Commitment	Commitment	Segregated Cash
Longview Power LLC	Revolver	$1,250,000	$500,000	$750,000

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Third Avenue Focused Credit Fund is a plaintiff in two separate litigations each pertaining to counterparties not performing their contractual obligations. The Fund is seeking damages from both counterparties.

Third Avenue Focused Credit Fund is a defendant in an action initiated by the issuer of bonds currently held by the Fund pertaining to the validity of a notice of default sent to the issuer. The Fund expects the risk of any loss from this action to be remote.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

22

BOARD OF TRUSTEES

William E. Chapman, II	Patrick Reinkemeyer
Lucinda Franks	Martin Shubik
Edward J. Kaier	Charles C. Walden
Eric Rakowski	Martin J. Whitman

OFFICERS

Martin J. Whitman — Chairman of the Board
Vincent J. Dugan — Chief Financial Officer, Treasurer
Michael A. Buono — Controller
W. James Hall — President, General Counsel, Secretary
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
14201 Dallas Parkway, 2nd Floor
Dallas, TX 75254

ABOUT THIRD AVENUE MANAGEMENT

Third Avenue Management LLC is a New York-based global asset manager that has adhered to a proven value investment philosophy since its founding in 1986.
Third Avenue’s disciplined approach seeks to maximize long-term, risk-adjusted returns by focusing on corporate financial stability, and price conscious, opportunistic security selection throughout the capital structure.

If you would like further information about Third Avenue Funds, please contact your relationship manager or email clientservice@thirdave.com

Item 2. Controls and Procedures.

(a)	The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures (required by Rule 30a-3(b) under the Act) are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-Q is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-Q is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	The Trust’s principal executive officer and principal financial officer are aware of no change in the Trust’s internal control over financial reporting that occurred during the Trust’s most recently ended fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications of the Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Third Avenue Trust

By:	/s/ W. James Hall

Name:	W. James Hall

Title:	Principal Executive Officer

Date:	March 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. James Hall

Name:	W. James Hall

Title:	Principal Executive Officer

Date:	March 24, 2016

By:	/s/ Vincent J. Dugan

Name:	Vincent J. Dugan

Title:	Principal Financial Officer

Date:	March 24, 2016